                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Alleghany Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                Alleghany Funds
                            171 North Clark Street
                            Chicago, Illinois 60601

Dear Fellow Shareholder:

We are pleased to enclose a Notice, Proxy Statement and proxy card(s) for a Special Meeting of Shareholders of the Alleghany Funds (the "Company"). The meeting is scheduled to be held at 2:00 p.m., January 17, 2001 at the offices of the Company, 171 North Clark Street, 9th Floor, Chicago, Illinois.

Pursuant to an agreement entered into on October 18, 2000, Alleghany Asset Management, Inc. ("AAM"), corporate owner of a controlling interest (within the meaning of the Investment Company Act of 1940, as amended) in the investment adviser to each Fund and subadviser to each Fund with a subadviser (except Alleghany/Chicago Trust Talon Fund, which is subadvised by Talon Asset Management, Inc., which is not affiliated with AAM), will be merged with a direct or indirect subsidiary of ABN AMRO North America Holding Company ("ABN AMRO"). AAM is currently owned by Alleghany Corporation ("Alleghany").
In connection with the Alleghany--ABN AMRO transaction, we are asking shareholders of each Fund to approve a new investment advisory agreement and, where applicable, a new sub-investment advisory agreement that is substantially identical to each Fund's current investment advisory agreement or sub-investment advisory agreement, except for the dates of execution and termination and, in the case of Alleghany/Chicago Trust Talon Fund, the absence of a guaranty by Chicago Title and Trust Company, as more fully described in the attached Proxy Statement. To aid you in understanding the proposals, we have also enclosed a Questions & Answers section regarding the proposals.

The Board of Trustees has carefully reviewed the change in control of AAM and believes that shareholders will benefit from the additional resources anticipated to be available through ABN AMRO, which may allow for the creation of more investment choices and even better service for our shareholders. ABN AMRO has told the Board of Trustees that it believes that the Alleghany--ABN AMRO transaction will have no material effect on the investment advisory services or other services provided to the Funds by affiliates of AAM, including Alleghany Investment Services, Inc., the Funds' administrator. In addition, no fees will increase and ABN AMRO believes that no portfolio managers will change as a result of the transaction. Therefore, the Board unanimously approved the new investment advisory agreements and sub-investment advisory agreements and recommends that you vote "FOR" the new agreements.

YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a separate proxy card for each Fund in which you are invested. We ask that you complete, sign, date and return each proxy card as soon as possible in the postage-paid envelope. You may also vote by telephone at (800) 597-7836 or the internet at www.vote.proxy-direct.com. Thank you for your attention and your vote with regard to these important proposals. Please call shareholder services at (800) 992-8151 if you need more information.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President

                                                         December 15, 2000

              IMPORTANT NEWS FOR SHAREHOLDERS OF ALLEGHANY FUNDS

    While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund which will require a shareholder vote.

                             QUESTIONS AND ANSWERS

Q:  What is happening?

  A: Pursuant to an agreement entered into on October 18, 2000, Alleghany Asset Management, Inc. ("AAM"), the corporate owner of a controlling interest (within the meaning of the Investment Company Act of 1940, as amended) in each of the investment advisers to the Alleghany Funds, will be merged with a direct or indirect subsidiary of ABN AMRO North America Holding Company ("ABN AMRO"). AAM is currently owned by Alleghany Corporation ("Alleghany"). The advisers to the Alleghany Funds are The Chicago Trust Company ("Chicago Trust"), Montag & Caldwell, Inc., Veredus Asset Management LLC, Blairlogie Capital Management and TAMRO Capital Partners LLC. In addition, AAM indirectly controls Chicago Capital Management, Inc., the subadviser to all Alleghany Funds advised by Chicago Trust, with the exception of Alleghany/Chicago Trust Talon Fund (the "Talon Fund"), which is subadvised by Talon Asset Management, Inc., a non-affiliate of AAM. Although this transaction is not anticipated to have any effect on the operations of any of the advisers, subadvisers, AAM, or the Alleghany Funds, we are asking each Fund's shareholders to approve a new investment advisory agreement and, where applicable, a new sub-investment advisory agreement.

    The following pages give you additional information about the proposed acquisition, the new investment and sub-investment advisory agreements and certain other matters.

    The Board of Trustees, including those who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) of any Fund, any adviser, any subadviser, Alleghany, AAM or ABN AMRO, unanimously recommend that you vote FOR approval of the new investment advisory agreement and, where applicable, a new sub-investment advisory agreement for your Fund.

Q:  Why am I being asked to vote on a new investment advisory agreement?

  A: The Investment Company Act of 1940, as amended, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions such as the Alleghany--ABN AMRO transaction. The new investment advisory agreement is substantially identical to the existing investment advisory agreement, except for the dates of execution and termination and, in the case of the Talon Fund only, the absence of a guaranty by Chicago Title and Trust Company ("Chicago Title and Trust"), the former parent of Chicago Trust.

    Currently, the investment advisory agreement with Chicago Trust for the Talon Fund is supported by an Amended and Restated Guaranty Agreement ("Guaranty Agreement") under which Chicago Title and Trust guarantees the obligations and liabilities of Chicago Trust to the Talon Fund. The guaranty agreement was originally put in place in 1995 when Chicago Title and Trust transferred responsibilities for advising and the personnel managing the Funds to Chicago Trust. Since 1998, however, Chicago Title and Trust and Chicago Trust are no longer affiliated entities. The Guaranty Agreement provides that it terminates upon the termination of the investment advisory agreement with the Talon Fund, which will occur as a result of the Alleghany-- ABN AMRO transaction.

Q: Why am I being asked to vote on a new sub-investment advisory agreement (for the Chicago Trust managed Funds only)?

  A: Chicago Capital Management, Inc. ("Chicago Capital") serves as subadviser pursuant to a sub-investment advisory agreement for Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/ Chicago Trust Money Market Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Small Cap Value Fund. As with the investment advisory agreements, the Alleghany--ABN AMRO transaction will require shareholders of each of these Funds to approve a new sub-investment advisory agreement.

    Talon Asset Management, Inc. ("Talon") acts as subadviser for the Talon Fund pursuant to a sub-investment advisory agreement. By the terms of the sub-investment advisory agreement with Chicago Trust, the agreement automatically terminates in the event that the Fund's investment advisory agreement is also terminated. Because consummation of the Alleghany--ABN AMRO transaction will result in the termination of the investment advisory agreement and, therefore, the sub-investment advisory agreement, shareholders of the Talon Fund are being asked to approve a new sub-investment advisory agreement.

    The new sub-investment advisory agreement for each applicable Fund is substantially identical to the existing sub-investment advisory agreement except for the dates of execution and termination.

Q:  How will the Alleghany--ABN AMRO transaction affect me?

  A: Each Fund and its respective investment objective will not change as a result of the transaction. You will still own the same shares in the same Fund. The

      Alleghany--ABN AMRO transaction should have no impact on the operations of your Fund. AAM and ABN AMRO have told the Board of Trustees that they do not intend to make any changes in the nature of or reduction in the quality of the services provided to your Fund and that no fees will be changed as a result of the Alleghany--ABN AMRO transaction. In fact, we believe that the additional resources anticipated to be available through ABN AMRO will bring you more investment choices and even better service.

Q:  How does the Board of Trustees recommend that I vote?

  A: After careful consideration, the Board of Trustees, including those Trustees who are not affiliated with your Fund, any adviser, subadviser, Alleghany or ABN AMRO, recommend that you vote FOR both proposals on the enclosed proxy card(s).

Q:  Whom do I call for more information?

  A:  Please call shareholder services at (800) 992-8151.

                                Alleghany Funds
                            171 North Clark Street
                            Chicago, Illinois 60601

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on January 17, 2001

To the Shareholders of:

  Alleghany/Chicago Trust Balanced Fund
  Alleghany/Chicago Trust Bond Fund
  Alleghany/Chicago Trust Growth & Income Fund
  Alleghany/Chicago Trust Money Market Fund
  Alleghany/Chicago Trust Municipal Bond Fund
  Alleghany/Chicago Trust Small Cap Value Fund
  Alleghany/Chicago Trust Talon Fund (collectively, the "Chicago Trust Funds") Alleghany/Montag & Caldwell Balanced Fund
  Alleghany/Montag & Caldwell Growth Fund
  Alleghany/Blairlogie Emerging Markets Fund
  Alleghany/Blairlogie International Developed Fund
  Alleghany/Veredus Aggressive Growth Fund
  Alleghany/Veredus SciTech Fund
  Alleghany/TAMRO Large Cap Value Fund
  Alleghany/TAMRO Small Cap Fund (each a "Fund" and collectively, the "Funds")

    NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Alleghany Funds (the "Company"), a Delaware business trust, will be held at the offices of the Company, 171 North Clark Street, 9th Floor, Chicago, Illinois on January 17, 2001 at 2:00 p.m. Central Time (the "Special Meeting") for the following purposes:

1. To approve or disapprove a new investment advisory agreement for each Fund. (Proposal 1)

2. To approve or disapprove a new sub-investment advisory agreement for each Chicago Trust Fund. (Proposal 2)

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on December 4, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Trustees
                                          Gerald Dillenburg
                                          Vice President, Secretary and
                                            Treasurer

December 15, 2000

Shareholders who do not expect to attend the special meeting are requested to complete, sign, date and return the accompanying proxy card(s) in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders also have the option to provide their vote by telephone or the internet by following the instructions accompanying the proxy card. Instructions for the proper execution of the proxy card are set forth on the inside cover of this notice. It is important that proxies be returned promptly.

                            INSTRUCTIONS FOR VOTING

    If you plan to vote by mail, the following general rules will help you to properly sign your proxy card(s). Please read carefully because if you do not sign your proxy card(s) properly your vote will be invalidated.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties must sign and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                  Valid Signature

Corporate Accounts

(1) ABC Corp.                                 ABC Corp. by
                                               John Doe, Treasurer

(2) ABC Corp.                                 John Doe
    John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan             John Doe, Trustee

Trust Accounts

(1) ABC Trust                                 Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                      Jane B. Doe
    u/t/d/ 12/28/78

Custodial or Estate Accounts

(1) John B. Smith, Cust.                      John B. Smith
    f/b/o John B. Smith, Jr. UGMA


(2) Estate of John B. Smith                   John B. Smith, Jr., Executor

Rather than mailing in your proxy, you may also provide your proxy through telephone touch-tone voting by calling (800) 597-7836, and electronically transmitted or Internet voting at www.vote.proxy-direct.com. These options require you to input a fourteen digit control number which is located on each proxy card. After inputting this number you will be permitted to enter your vote on each proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link. If you vote on the Internet, in addition to confirming your vote prior to submission, you may choose to receive an e-mail confirming your vote.

                                Alleghany Funds
                            171 North Clark Street
                            Chicago, Illinois 60601

                        SPECIAL MEETING OF SHAREHOLDERS
                               January 17, 2001

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Alleghany Funds (the "Company") for Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Money Market Fund, Alleghany/Chicago Trust Municipal Bond Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Chicago Trust Talon Fund (collectively, the "Chicago Trust Funds"), Alleghany/Montag & Caldwell Growth Fund, Alleghany/Montag & Caldwell Balanced Fund (collectively, the "Montag & Caldwell Funds"), Alleghany/Veredus Aggressive Growth Fund, Alleghany/Veredus SciTech Fund (collectively, the "Veredus Funds"), Alleghany/Blairlogie Emerging Markets Fund, Alleghany/Blairlogie International Developed Fund (collectively, the "Blairlogie Funds"), Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund (collectively, the "TAMRO Funds") (the Chicago Trust Funds, Montag & Caldwell Funds, Veredus Funds, Blairlogie Funds and TAMRO Funds are collectively referred to as the "Funds"), for use at a Special Meeting of Shareholders of the Funds to be held at 2:00 p.m. Central Time on January 17, 2001 at the offices of the Company, 171 North Clark Street, 9th Floor, Chicago, Illinois, 60601, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting and proxy card(s) accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about December 15, 2000. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Company, PFPC Inc., the Company's transfer agent, or other representatives of the Company. PFPC Global Fund Services--Proxy Advantage ("PFPC") has been engaged to assist in the solicitation of proxies. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be shared on an equal basis by ABN AMRO North America Holding Company ("ABN AMRO") and Alleghany Corporation ("Alleghany"). The cost of PFPC's assistance in soliciting proxies is expected to be approximately $50,000. The Company's most recent annual report is available upon request without charge by writing the Company at P.O. Box 5164, Westborough, MA 01581 or calling (800) 992-8151.

    If each enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no direction is indicated, it will be voted FOR the proposals listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

    Under the Company's Trust Instrument dated September 8, 1993, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of one third (33 1/3%) of the outstanding shares of each Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card(s) may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the best interests of the Fund. ABN AMRO and Alleghany will share on an equal basis the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement for one or more Funds prior to any such adjournment if sufficient votes have been received for approval.

    Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund whose shareholders will be voting on such proposal. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement with respect to any Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund. Shareholders of each Fund will vote separately with respect to both proposals. Abstentions and broker non-votes will have the effect of a "no" vote on each proposal.

    The Board of Trustees has fixed the close of business on December 4, 2000 as the record date (the "Record Date") for the determination of shareholders of the

Funds entitled to notice of and to vote at the Special Meeting and all adjournments thereof. Appendix 1 contains the number of shares outstanding of each Fund at the close of business on the Record Date. As of the Record Date, to the best knowledge of the management of the Funds, the shareholders shown on Appendix 2 to this Proxy Statement owned of record or beneficially 5% or more of the shares of any class of each Fund. For the TAMRO Funds, which began offering shares to the public on November 30, 2000, and for Alleghany/Veredus SciTech Fund, Alleghany was the initial investor in and continues to control (within the meaning of the 1940 Act) the Funds. Alleghany has advised that it will vote its shares in favor of proposal 1. As of December 4, 2000, the officers and Trustees of the Company as a group beneficially owned less than 1% of the shares of each Fund with the exception of Alleghany/Chicago Trust Municipal Bond Fund of which an interested Trustee owns 7%.

    In order that your shares may be represented at the Special Meeting, you are requested to:

  --indicate your instructions on the enclosed proxy card(s);

  --date and sign the proxy card(s);

  --mail the proxy card(s) promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

  --allow sufficient time for the proxy card(s) to be received on or before 2:00 p.m. Central Time on January 17, 2001.

    As the Special Meeting date approaches, certain shareholders of a Fund may receive a telephone call from PFPC if their vote has not yet been received. Authorization to permit PFPC to execute proxies may be obtained by telephonically transmitted instructions from shareholders of such Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the PFPC representative is required to ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to PFPC, then the PFPC representative has the responsibility to explain the process, read the proposals listed on the proxy card(s), and ask for the shareholder's instructions on each proposal. The PFPC representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The PFPC representative will record the shareholder's instructions on the card. Within 72 hours, PFPC will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

Summary of Proposals

    The table set forth below lists each proposal contained in the Proxy Statement and the Funds whose shareholders will be voting on the proposals.

Proposal
Number            Proposal Summary                       Fund(s)
Proposal 1        To approve or disapprove a             All Funds (Shareholders of
                  new investment advisory                each Fund shall consider
                  agreement for each Fund                this proposal separately)

Proposal 2                                               Chicago Trust Funds only
                  To approve or disapprove a             (Shareholders of each
                  new sub-investment                     Chicago Trust Fund shall
                  advisory agreement for                 consider this proposal
                  each Chicago Trust Fund                separately)

                                PROPOSAL NO. 1

    TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH
FUND.

Introduction

    The Chicago Trust Company ("Chicago Trust"), Montag & Caldwell, Inc. ("Montag & Caldwell"), Veredus Asset Management LLC ("Veredus"), Blairlogie Capital Management ("Blairlogie") and TAMRO Capital Partners LLC ("TAMRO") (collectively the "Advisers") act as investment advisers for the Chicago Trust Funds, Montag & Caldwell Funds, Veredus Funds, Blairlogie Funds and TAMRO Funds, respectively. The Advisers provide investment advisory services pursuant to an investment advisory agreement with each applicable Fund (each an "Existing Investment Advisory Agreement").

    On October 18, 2000, Alleghany, 375 Park Avenue, New York, New York 10152, Alleghany Asset Management, Inc. ("AAM"), 171 North Clark Street, Chicago, Illinois 60601, and ABN AMRO, 135 South LaSalle Street, Chicago, Illinois 60603, entered into an agreement and plan of merger pursuant to which a direct or indirect subsidiary of ABN AMRO will be merged with and into AAM. ABN AMRO may, however, assign its rights and obligations under the agreement and plan of merger to any of its affiliates. ABN AMRO will pay Alleghany a purchase price of $825 million, subject to adjustments to be made at and after the closing. AAM holds a controlling interest (within the meaning of the 1940 Act) in each of the Advisers. AAM is a wholly owned subsidiary of Alleghany. Consummation of the transaction is subject to a number of contingencies, including the consent to the transaction of clients constituting 70% of the assets managed by Montag & Caldwell on October 16, 2000, as adjusted to eliminate increases or decreases attributable exclusively to positive or negative changes in the market value of such assets.

    ABN AMRO is a wholly owned subsidiary of ABN AMRO Bank N.V. ("ABN AMRO Bank"). While ABN AMRO Bank was formed in September 1991 following the merger of Algemene Bank Nederland N.V. and Amsterdam-Rotterdam Bank N.V., the two largest banks of the Netherlands, its history dates back to 1824 when King William I founded the Dutch Trading Society. As of July 2000, ABN AMRO Bank is the 13th largest financial institution in the world with assets of more than EUR457.9 billion and ranks 6th among European banks in terms of total assets. Headquartered in Amsterdam, ABN AMRO Bank is located in more than 70 countries and territories across the globe with around 108,000 employees worldwide. ABN AMRO Bank is wholly owned by ABN AMRO Holding N.V. ("Holding"), a publicly listed company. Stichting Administratiekantoor ABN AMRO Holding ("Stichting"), holds and administers 99.9% of the preference shares of Holding. Stichting is a non-membership organization (i.e., an entity without shareholders or other members that is similar to a trust or foundation) with a self-appointing managing board organized under the laws of the Netherlands. Pursuant to the Articles of Association of Holding, the holder of the one priority share of Holding, Stichting Prioriteit ABN AMRO Holding, a non-membership organization with a self appointing managing board organized under the laws of the Netherlands, determines the members of the managing board and supervisory board of Holding.

    Through ABN AMRO Asset Management ("AAAM"), its asset management arm, ABN AMRO Bank has managed domestic, regional and international equity and fixed income portfolios since 1933. Mutual funds account for over 48% of AAAM's assets under management, totaling over $59 billion of the total assets of $122 billion, as of June 30, 2000.

    As required by the 1940 Act, the Existing Investment Advisory Agreements provide for their automatic termination in the event of an "assignment." Consummation of the Alleghany--ABN AMRO transaction will result in an "assignment", as that term is defined in the 1940 Act, of each Existing Investment Advisory Agreement and, consequently, its termination.

    ABN AMRO has told the Board of Trustees that it believes that the Alleghany-- ABN AMRO transaction will have no material effect on the investment advisory services provided to the Funds or the other services provided to the Funds by affiliates of AAM, including Alleghany Investment Services, Inc., the Funds' administrator. In addition, no fees will increase and ABN AMRO believes that no portfolio managers will change as a result of the transaction.

    The Board of Trustees of the Company is submitting for approval by the shareholders of each Fund a new investment advisory agreement with each Fund and its respective Adviser (each a "New Investment Advisory Agreement") (the New Investment Advisory Agreements and the Existing Investment Advisory Agreements are collectively referred to as the "Investment Advisory Agreements"). Each New Investment Advisory Agreement is substantially identical to the corresponding

Existing Investment Advisory Agreement, except for the dates of execution and termination and, in the case of Alleghany/Chicago Trust Talon Fund only, the absence of a guaranty by Chicago Title and Trust Company ("Chicago Title and Trust"), as more fully described below. The description of each New Investment Advisory Agreement, which is set forth below, is qualified in its entirety by reference to the Form of New Investment Advisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

Section 15(f) of the 1940 Act

    Section 15(f) of the 1940 Act provides that an investment adviser to a mutual fund (or its affiliates) may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of directors of the fund cannot be "interested persons" of the new investment adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the fund as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

    In connection with the first condition of Section 15(f), ABN AMRO has agreed that, for a period of three years after the closing date, it will use commercially reasonable efforts to assure that at least 75% of the Board of Trustees (or permitted successors thereto) are not "interested persons" of ABN AMRO, Alleghany, AAM or any of their affiliates.

    With respect to the second condition of Section 15(f), an "unfair burden" on a fund is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for other than bona fide investment advisory or other services. ABN AMRO and Alleghany have agreed, for a period of two years after the closing date, not to impose or seek to impose any unfair burden on the Funds within the meaning of Section 15(f).

Board's Recommendation

    On November 21, 2000, the Board of Trustees met and the Trustees, including the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Company, Advisers, subadvisers, Alleghany, ABN AMRO or any of their affiliates ("Disinterested Trustees"), unanimously voted to approve the New Investment Advisory Agreements and to recommend their approval to the shareholders of each Fund.

Board Evaluation

    At a special meeting held on November 21, 2000, the Board of Trustees met with senior management personnel of AAM and ABN AMRO to consider the Alleghany--ABN AMRO transaction and its effects on the Company. The Board of Trustees had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the proposed new advisory agreements.

    In connection with this review, ABN AMRO stated to the Board of Trustees its belief and intention that the Alleghany--ABN AMRO transaction: (1) will have no material effect on the investment advisory services provided or other services provided to the Funds by affiliates of AAM, including Alleghany Investment Services, Inc., the Funds' administrator; (2) will have no material effect on the operational management of the Funds; (3) will result in no change in fees or contractual expense limitations of the Funds; (4) will not result in any material change in the management or operations of the Advisers or subadvisers to the Funds; and (5) will not adversely affect any investment adviser's or subadviser's human and other resources or financial condition, in a manner that would adversely impact AAM's ability to provide the same quality of investment advisory and other services that the Advisers and subadvisers have provided in the past. In addition, ABN AMRO stated that it believed that as a result of the Alleghany--ABN AMRO transaction, shareholders of the Funds would benefit by the increased resources available to AAM. Among other things, such resources may allow for the creation of more investment choices and an increased level of shareholder services.

    ABN AMRO assured the Board of Trustees that it intends to comply with
Section 15(f) of the 1940 Act as described above. ABN AMRO advised the Board of Trustees that it does not have any express or implied understanding or arrangement that would be reasonably expected to impose an "unfair burden" on the Funds as a result of the Alleghany--ABN AMRO transaction.

    In evaluating the proposed new investment and sub-investment advisory agreements, the Board of Trustees reviewed materials furnished by AAM, ABN AMRO, Alleghany and Fund counsel. The Board of Trustees reviewed information about ABN AMRO, including its personnel, operations, and financial condition, as well as its existing U.S. investment company operations. The Board of Trustees reviewed the terms of the Alleghany--ABN AMRO transaction and its possible effects on the Advisers, the subadvisers, the Funds and the Funds' shareholders. The Board of Trustees considered the actions taken to retain key personnel and the additional resources that may be provided to the Funds, including investment advisory and distribution resources. The Board of Trustees reviewed information regarding the investment performance of the Funds on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group") and the fees and expenses incurred by the Funds compared to their peer group. The Board of Trustees also considered the profitability of the advisory agreements.

    The Board of Trustees specifically considered the following as relevant to their recommendations: (1) that the terms of the new investment and sub-investment advisory agreements are substantially identical to those of the existing agreements, except for different dates of execution and termination, other than for the Alleghany/Chicago Trust Talon Fund advisory agreement, which will no longer have a guaranty from Chicago Title and Trust; (2) the financial strength and resources of ABN AMRO and its commitment to global asset management growth; (3) the favorable history, reputation, qualifications and background of ABN AMRO, as well as the qualifications of its personnel;
(4) the experience of ABN AMRO with other U.S. registered investment companies; (5) the likelihood of benefits to the Fund shareholders resulting from AAM's affiliation with ABN AMRO and access to greater resources; (6) the increased likelihood of continuity of management of the Funds by reducing their vulnerability to changes in control of AAM that may be adverse to the Funds' interests; (7) ABN AMRO's statement as to its intention and belief that it does not intend to make any material changes to AAM's financial, human and other resources that would adversely impact AAM's ability to provide the same quality of investment advisory and other services that the Advisers and subadvisers have provided in the past; (8) ABN AMRO's statement as to its intention and belief that the Alleghany--ABN AMRO transaction would have no material effect on the investment advisory or other services provided to the Funds by affiliates of AAM; (9) the anticipated continuity of portfolio managers and no changes in fees or contractual expense limitations as a result of the Alleghany--ABN AMRO transaction; (10) that the fees and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fees and expense ratios of similar mutual funds; (11) the relative performance of the Funds since commencement of operations to comparable mutual funds and unmanaged indices; (12) the commitment of Alleghany and ABN AMRO to pay the expenses of the Funds in connection with the Alleghany--ABN AMRO transaction so that shareholders of the Funds would not have to bear such expenses; and (13) other factors deemed relevant by the Trustees.

                      THE BOARD RECOMMENDS THAT YOU VOTE
                 "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT.

Description of Investment Advisory Agreements

    Except as disclosed below, all of the Investment Advisory Agreements are substantially identical. Pursuant to the Existing Investment Advisory Agreements, each Adviser acts as an investment adviser for certain Funds. The Adviser provides an investment program for each respective Fund in accordance with such Fund's investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of such Fund's business.

    For the investment advisory services provided to each Fund, the appropriate Adviser receives a monthly fee based on the respective Fund's average daily net assets. The table in Exhibit B provides the annual fee rate, exclusive of contractual expense limitations, for each Existing Investment Advisory Agreement and the aggregate advisory fees earned during the fiscal year ended October 31, 2000 by the Adviser for each Fund. Each New Investment Advisory Agreement has the same advisory fee as the corresponding Existing Investment Advisory Agreement and will be subject to the same contractual expense limitations.

    Under the terms of the Investment Advisory Agreements, the Adviser is not liable to a Fund for any error of judgment, mistake of law or any other act or omission in the course of rendering investment advisory services, including any losses sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its duties under the agreement.

    Each Investment Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by a Fund, upon the vote of a majority of Trustees or by a vote of the majority of a Fund's outstanding voting securities, and by the Adviser for such Fund.

    For Alleghany/Chicago Trust Talon Fund ("Talon Fund") only, the Existing Investment Advisory Agreement is supported by an Amended and Restated Guaranty Agreement ("Guaranty Agreement") under which Chicago Title and Trust guarantees the obligations and liabilities of Chicago Trust to the Talon Fund. The New Investment Advisory Agreement for the Talon Fund would not be supported by the Guaranty Agreement. The guaranty agreement was originally put in place in 1995 when Chicago Title and Trust transferred responsibilities for advising and the personnel managing the Funds to Chicago Trust. Since 1998, however, Chicago Title and Trust and Chicago Trust are no longer affiliated entities. In 1999, the Board authorized a shareholders' meeting to consider removal of the guaranty for all Chicago Trust Funds. For all Chicago Trust Funds other than the Talon Fund, sufficient votes were received to eliminate the guaranty. The Guaranty Agreement provides for its termination upon the termination of the Existing Investment Advisory Agreement, which will occur as a result of the Alleghany--ABN AMRO transaction.

    The table in Exhibit C lists the date of each Existing Investment Advisory Agreement and the date each Existing Investment Advisory Agreement was last submitted to a shareholder vote. The most recent action taken by the Board with respect to each Existing Investment Advisory Agreement was December 16, 1999 in connection with its annual renewal, except for Alleghany/Veredus SciTech Fund for which the Board of Trustees initially approved the Existing Investment Advisory Agreement on June 15, 2000 and the TAMRO Funds for which the Board of Trustees initially approved the Existing Investment Advisory Agreement on September 21, 2000. At its regularly scheduled meeting on December 21, 2000, the Board of Trustees will consider the annual renewal of each Existing Investment Advisory Agreement, except for the TAMRO Funds and Alleghany/Veredus SciTech Fund, for which the initial term has not yet expired.

The New Investment Advisory Agreements

    The New Investment Advisory Agreement for each Fund will be dated as of the date of the consummation of the Alleghany--ABN AMRO transaction, which is expected to occur during the first quarter of 2001. Each New Investment Advisory Agreement will be in effect for an initial term ending on December 31, 2001 and to be continued thereafter from year to year if specifically approved by a vote of a majority of the outstanding voting securities of such Fund, or by the Board of Trustees and, in either event, by a vote of a majority of Disinterested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders do not approve a New Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of that Fund and its shareholders.

Differences Between the Existing and New Investment Advisory Agreements

    The New Investment Advisory Agreements are substantially identical to the Existing Investment Advisory Agreements, except for the date of execution and termination and, in the case of Alleghany/Chicago Trust Talon Fund, the absence of a guaranty by Chicago Title and Trust, as more fully described above.

Description of Advisers

    Chicago Trust: Chicago Trust is the investment adviser for the Chicago Trust Funds. As of September 30, 2000, Chicago Trust managed approximately $14.1 billion in assets (which includes assets managed by its subsidiaries Chicago Capital Management, Inc. and The Chicago Trust Company of California), consisting primarily of insurance, pension and profit sharing accounts, as well as accounts of high net worth individuals and families. Chicago Trust is a wholly owned subsidiary of AAM. The principal business address of Chicago Trust is 171 North Clark Street, Chicago, IL 60601-3294.

    Montag & Caldwell: Montag & Caldwell is the investment adviser for the Montag & Caldwell Funds. Founded in 1945, Montag & Caldwell managed approximately $29.2 billion in assets as of September 30, 2000. Montag & Caldwell is a wholly owned subsidiary of Chicago Trust. The principal business address of Montag & Caldwell is 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-1022.

    Veredus: Veredus is the investment adviser for the Veredus Funds. Veredus was founded in 1998 and as of September 30, 2000, managed approximately $546 million in assets. Pursuant to a subscription agreement with Veredus and each of its members, AAM owns a 40% membership interest in Veredus. In addition, the subscription agreement grants to AAM three options to purchase additional membership interests, with each option representing a 10% membership interest in Veredus. The first option may be exercised in calendar year 2003; the second, in calendar year 2005; and the third, in calendar year 2007. If AAM chooses to exercise all three options, it could own a 70% membership interest in Veredus. B. Anthony Weber, director, chief executive officer and president of Veredus currently holds a 42% membership interest. The principal business address of Veredus is 6060 Dutchmans Lane, Suite 320, Louisville, KY 40205.

    Blairlogie: Blairlogie is the investment adviser to the Blairlogie Funds. Founded in 1992, Blairlogie managed approximately $1 billion as of September 30, 2000, primarily for institutional clients. Blairlogie International L.L.C. and its subsidiary, Pacific Shelf 797 Ltd., have a controlling interest in Blairlogie and act as general partners. Blairlogie International L.L.C. is wholly owned by AAM. As a result, Alleghany indirectly owns 83.25% of Blairlogie. The principal business address of Blairlogie is 125 Princes Street, 4th Floor, Edinburgh, Scotland EH2 4AD.

    TAMRO: TAMRO is the investment adviser to the TAMRO Funds. AAM owns all of the capital interests of TAMRO, which was founded in May 2000. The principal business address of TAMRO is 1660 Duke Street, Alexandria, VA 22314.

    Exhibit D contains tables listing the directors and principal executive officers of each Adviser and their principal occupations. Unless otherwise noted, the business address of each person is the same as the principal business address of the Adviser. The table also lists the trustees and officers of the Company who are employees, officers, directors or shareholders of an Adviser.

    Exhibit E sets forth the fees and other information regarding investment companies advised by an Adviser that have similar investment objectives to any of the Funds.

Required Vote

    The shareholders of each Fund will consider this proposal separately. Approval of this proposal with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as more fully described above.

                                PROPOSAL NO. 2

    TO APPROVE OR DISAPPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR EACH CHICAGO TRUST FUND (Alleghany/Chicago Trust Balanced Fund; Alleghany/Chicago Trust Bond Fund; Alleghany/Chicago Trust Growth & Income Fund; Alleghany/Chicago Trust Money Market Fund; Alleghany/Chicago Trust Municipal Bond Fund; Alleghany/Chicago Trust Small Cap Value Fund; and Alleghany/Chicago Trust Talon Fund).

Introduction

    Chicago Capital Management, Inc. ("Chicago Capital") acts as subadviser for each Chicago Trust Fund, except Alleghany/Chicago Trust Talon Fund, pursuant to a separate sub-investment advisory agreement with Chicago Trust for each such Fund (each an "Existing Sub-Investment Advisory Agreement"). For these Funds, as required by the 1940 Act, each Existing Sub-Investment Advisory Agreement automatically terminates in the event of its "assignment," as defined in the 1940 Act. Consummation of the Alleghany--ABN AMRO transaction, described above in proposal 1, will result in an assignment, as that term is defined in the 1940 Act, of each Existing Sub-Investment Advisory Agreement and, consequently, its termination. Also, each Existing Sub-Investment Advisory Agreement provides for its termination automatically in the event that the corresponding Existing Investment Advisory Agreement is terminated. Therefore, the termination of each Existing Investment Advisory Agreement as a result of the Alleghany--ABN AMRO transaction will also result in the termination of each corresponding Existing Sub-Investment Advisory Agreement.

    Talon Asset Management, Inc. ("Talon" and together with Chicago Capital, the "Subadvisers") acts as subadviser for Alleghany/Chicago Trust Talon Fund pursuant to a sub-investment advisory agreement with Chicago Trust (also referred to as an "Existing Sub-Investment Advisory Agreement"). Talon's Existing Sub-Investment Advisory Agreement provides for its automatic termination in the event the Existing Investment Advisory Agreement is terminated. Therefore, the termination of the Existing Investment Advisory Agreement for Alleghany/Chicago Trust Talon Fund as a result of the Alleghany--ABN AMRO transaction will also result in the termination of the Existing Sub-Investment Advisory Agreement.

    The Board of Trustees of the Company is submitting for approval by the shareholders of each Chicago Trust Fund a new sub-investment advisory agreement with Chicago Capital or Talon, as appropriate, for each Chicago Trust Fund (each a "New Sub-Investment Advisory Agreement") (the New Sub-Investment Advisory Agreements and the Existing Sub-Investment Advisory Agreements are collectively referred to as the "Sub-Investment Advisory Agreements"). Each New Sub-Investment Advisory Agreement is substantially identical to the corresponding Existing Sub-Investment Advisory Agreement, except for the dates of execution and termination. The description of the New Sub-Investment Advisory Agreements, which is set forth below, is qualified in its entirety by reference to the Form of New Sub-Investment Advisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit F.

Board's Recommendation

    On November 21, 2000, the Board of Trustees, including the Disinterested Trustees, met and voted to approve the New Sub-Investment Advisory Agreements and to recommend approval of the New Sub-Investment Advisory Agreement to the shareholders of each Chicago Trust Fund. In approving the New Sub-Investment Advisory Agreements, the Board of Trustees considered the same factors as described in proposal 1 in approving the New Investment Advisory Agreements.

                      THE BOARD RECOMMENDS THAT YOU VOTE
               "FOR" THE NEW SUB-INVESTMENT ADVISORY AGREEMENTS.

Description of Sub-Investment Advisory Agreements

    Except as described below, all of the Sub-Investment Advisory Agreements are substantially identical. Pursuant to the Existing Sub-Investment Advisory Agreements, Chicago Capital and Talon each act as a subadviser for certain Chicago Trust Funds. The Subadvisers provide an investment program for each such Fund in accordance with its investment policies, limitations and restrictions.

    For the subadvisory services provided to each Chicago Trust Fund, the appropriate Subadviser receives a monthly fee from Chicago Trust based on each respective Fund's average daily net assets. The table in Exhibit B provides the annual fee rate for each Existing Sub-Investment Advisory Agreement and the aggregate subadvisory fees earned during the fiscal year ended October 31, 2000 by the Subadviser for each Fund. Each New Sub-Investment Advisory Agreement has the same subadvisory fee as the corresponding Existing Sub-Investment Advisory Agreement.

    Under the terms of each Sub-Investment Advisory Agreement, the appropriate subadviser is not liable to Chicago Trust or the Company for any error of judgment, mistake of law or any loss suffered in connection with any matters to which the agreement relates or any other act or omission in the performance of its duties under the agreement, except in the case of its willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

    Each Sub-Investment Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by a Chicago Trust Fund, upon the vote of a majority of Trustees or by a vote of the majority of a Fund's outstanding voting securities, and by the Subadviser. Each Sub-Investment Advisory Agreement also terminates upon the termination of the corresponding Investment Advisory Agreement between each Fund and Chicago Trust.

    The table in Exhibit C lists the date of each Existing Sub-Investment Advisory Agreement and the date each Existing Sub-Investment Advisory Agreement was last submitted to a shareholder vote. The most recent action taken by the Board of Trustees with respect to each Existing Sub-Investment Advisory Agreement with Chicago Capital was on June 15, 2000 in connection with its initial approval. The most recent action taken by the Board of Trustees with respect to the Existing Sub-Investment Advisory Agreement with Talon was on December 16, 1999 in connection with its annual approval. At its regularly scheduled meeting on December 21, 2000, the Board of Trustees will consider renewal of the Existing Sub-Investment Advisory Agreement for the Talon Fund.

The New Sub-Investment Advisory Agreements

    The New Sub-Investment Advisory Agreement for each Chicago Trust Fund will be dated as of the date of the consummation of the Alleghany--ABN AMRO transaction, which is expected to occur during the first quarter of 2001. Each New Sub-Investment Advisory Agreement will be in effect for an initial term ending on December 31, 2001 and to be continued thereafter from year to year if specifically approved by a vote of a majority of the outstanding voting securities of the applicable Fund, or by the Board of Trustees and, in either event, by a vote of a majority of Disinterested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders do not approve a New Sub-Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of that Fund and its shareholders.

Differences Between the Existing and New Investment Advisory Agreements

    The New Sub-Investment Advisory Agreements are substantially identical to the Existing Sub-Investment Advisory Agreements, except for the dates of execution and termination.

Description of Subadviser

    Chicago Capital: Chicago Capital is the subadviser for the Chicago Trust Funds, except Alleghany/Chicago Trust Talon Fund. Chicago Capital was formed in 1999 from the investment, marketing and client service officers and employees affiliated with the institutional business of Chicago Trust. Chicago Capital is a registered investment adviser offering institutional asset management services to corporations, public funds, Taft Hartley plans, insurance companies and mutual fund clients. The advisory personnel of Chicago Capital continue to serve the Chicago Trust Funds in the same capacities as with Chicago Trust. As of September 30, 2000, Chicago Capital managed approximately $3.5 billion in assets.

    Chicago Capital is a wholly owned subsidiary of Chicago Trust, which in turn is a wholly owned subsidiary of AAM, which in turn is a wholly owned subsidiary of Alleghany. The principal business address of Chicago Capital is 171 North Clark Street, Chicago, IL 60601.

    Talon: Talon is the subadviser for the Talon Fund. The principal business address of Talon is One North Franklin, Suite 450, Chicago, Illinois 60606. As of September 30, 2000, Talon managed approximately $539 million in assets. Terry D. Diamond, chairman and director of Talon, owns approximately 72% of Talon.

    Exhibit D contains a table listing the directors and principal executive officers of the Subadvisers and their principal occupations. Unless otherwise noted, the business address of such persons is the same as the principal business address of the Subadviser. The table also lists the trustees and officers of the Company who are employees, officers, directors or shareholders of a Subadviser.

Required Vote

    The shareholders of each Chicago Trust Fund will consider this proposal separately. Approval of this proposal with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as more fully described above.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    Under Delaware law, the Company is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company's shares. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Company within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                   OTHER MATTERS TO COME BEFORE THE MEETING

    The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

                         DISTRIBUTOR AND ADMINISTRATOR

    Set forth below are the names and addresses of Alleghany Funds' distributor and administrator:

ADMINISTRATOR                            DISTRIBUTOR
Alleghany Investment Services, Inc.
171 North Clark Street, 12MD Chicago,    Provident Distributors, Inc. 3200
IL 60601-3294                            Horizon Drive King of Prussia, PA
                                         19406

    During the fiscal year ended October 31, 2000, the Company paid Alleghany Investment Services, Inc. $2.76 million for providing administrative services to the Funds, of which $2.18 million was paid to PFPC, Inc., as sub-administrator.

December 15, 2000

                                   EXHIBIT A

                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                          Alleghany/             Fund

    AGREEMENT made this     day of                2001 by and between
Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of
Alleghany/                Fund (the "Fund") and                   (the
"Adviser").

    WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

    WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

    NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the

    Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each
    calendar month a monthly fee of one-twelfth of         % of the Fund's
    average daily net assets for that month.

  In the event of termination of this Agreement, the fee provided in this
  Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. Duration and Termination. The term of this Agreement shall commence on the date that an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the

    Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
  Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                               ALLEGHANY FUNDS for
                               ALLEGHANY/                  FUND
ATTEST


                            By: __________________________________________
__________________________

                            Title: _______________________________________


ATTEST
                            ______________________________________________


__________________________
                            By: __________________________________________

                            Title: _______________________________________

                                   EXHIBIT B

              FUND ADVISORY FEE RATES AND AGGREGATE ADVISORY FEES

                                                                 Aggregate
  Fund                                     Annual Rate        Annual Fees Paid
  ----                                     -----------        ----------------
  Alleghany/Chicago Trust Balanced
   Fund                                       0.70%              $2,139,983

  Alleghany/Chicago Trust Bond Fund           0.55%                 505,447

  Alleghany/Chicago Trust Growth &
   Income Fund                                0.70%               3,822,871

  Alleghany/Chicago Trust Money
   Market Fund                                0.40%               1,573,389

  Alleghany/Chicago Trust Municipal
   Bond Fund                                  0.60%                       0*

  Alleghany/Chicago Trust Small Cap
   Value Fund                                 1.00%                 428,290

  Alleghany/Chicago Trust Talon
   Fund                                       0.80%                 136,409

  Alleghany/Montag & Caldwell
   Balanced Fund                              0.75%               2,441,002

  Alleghany/Montag & Caldwell
   Growth Fund                       First $800 million 0.80%    20,110,532
                                     Over $800 million 0.60%

  Alleghany/Blairlogie Emerging
   Markets Fund                               0.85%                  88,138

  Alleghany/Blairlogie
   International Developed Fund               0.85%                 592,912

  Alleghany/Veredus Aggressive
   Growth Fund                                1.00%               1,387,507

  Alleghany/Veredus SciTech Fund              1.00%                       0*

  Alleghany/TAMRO Large Cap Value
   Fund                                       0.80%                       0**

  Alleghany/TAMRO Small Cap Fund              0.90%                       0**

-----------
*Adviser reimbursed amounts above the advisory fees
**Inception date 11/30/00

                   CHICAGO TRUST FUNDS SUBADVISORY FEE RATES
              AND AGGREGATE SUBADVISORY FEES (Paid by the Adviser)

                                                                   Aggregate
Fund                                      Annual Rate           Annual Fees Paid
----                                      -----------           ----------------
Alleghany/Chicago Trust Balanced
 Fund                                        0.18%                  $189,155*

Alleghany/Chicago Trust Bond Fund            0.12%                    59,603*

Alleghany/Chicago Trust Growth &
 Income Fund                                 0.22%                   418,435*

Alleghany/Chicago Trust Money
 Market Fund                                 0.11%                   138,264*

Alleghany/Chicago Trust Municipal
 Bond Fund                                   0.00%                         0*

Alleghany/Chicago Trust Small Cap
 Value Fund                                  0.30%                    48,175*

Alleghany/Chicago Trust Talon
 Fund                                       0.6875%                   87,936
                                      of net advisory fee

-----------
* For the period 7/01/00-10/31/00

                                   EXHIBIT C

           DATES RELATING TO EXISTING INVESTMENT ADVISORY AGREEMENTS

                                                   Date Existing Investment
                                                  Advisory Agreement was Last
  Fund                                 Dated     Submitted to Shareholder Vote
  ----                                 -----     -----------------------------
  Alleghany/Chicago Trust Balanced    03/15/95             06/17/99
   Fund

  Alleghany/Chicago Trust Bond Fund   11/30/93             06/17/99

  Alleghany/Chicago Trust Growth &    11/30/93             06/17/99
   Income Fund

  Alleghany/Chicago Trust Money       11/30/93             06/17/99
   Market Fund

  Alleghany/Chicago Trust Municipal   11/30/93             06/17/99
   Bond Fund

  Alleghany/Chicago Trust Small Cap   09/17/98             11/10/98
   Value Fund

  Alleghany/Chicago Trust Talon       08/27/94             06/17/99
   Fund

  Alleghany/Montag & Caldwell         08/27/94             06/17/99
   Balanced Fund

  Alleghany/Montag & Caldwell         08/27/94             06/17/99
   Growth Fund

  Alleghany/Blairlogie Emerging       09/17/98             04/30/99
   Markets Fund

  Alleghany/Blairlogie                09/17/98             04/30/99
   International Developed Fund

  Alleghany/Veredus Aggressive        09/17/98             12/07/98
   Growth Fund

  Alleghany/Veredus SciTech Fund      06/30/00             06/29/00

  Alleghany/TAMRO Large Cap Value     11/30/00             11/29/00
   Fund

  Alleghany/TAMRO Small Cap Fund      11/30/00             11/29/00

         DATES RELATING TO EXISTING SUB-INVESTMENT ADVISORY AGREEMENTS

                                                 Date Existing Sub-Investment
                                                  Advisory Agreement was Last
  Fund                                 Dated     Submitted to Shareholder Vote
  ----                                 -----     -----------------------------
  Alleghany/Chicago Trust Balanced    07/01/00                N/A
   Fund

  Alleghany/Chicago Trust Bond Fund   07/01/00                N/A

  Alleghany/Chicago Trust Growth &    07/01/00                N/A
   Income Fund

  Alleghany/Chicago Trust Money       07/01/00                N/A
   Market Fund

  Alleghany/Chicago Trust Municipal   07/01/00                N/A
   Bond Fund

  Alleghany/Chicago Trust Small Cap   07/01/00                N/A
   Value Fund

  Alleghany/Chicago Trust Talon       08/27/94             09/16/94
   Fund

                                   EXHIBIT D

       DIRECTORS AND OFFICERS ASSOCIATED WITH EACH ADVISER AND SUBADVISER

Chicago Trust

 Name             Title/Position   Other Business
 ----             --------------   --------------
 Stuart D.        Director, Chief  President and Director, Alleghany
  Bilton          Executive        Asset Management, Inc.; Chairman,
                  Officer,         Chicago Capital Management, Inc.;
                  President        Director of each of the following
                                   entities: Montag & Caldwell, Inc.,
                                   The Chicago Trust Company of
                                   California, TAMRO Capital Partners
                                   LLC, Veredus Asset Management LLC,
                                   Chicago Deferred Exchange
                                   Corporation, Chicago Deferred
                                   Exchange Corporation of
                                   California, Alleghany Investment
                                   Services, Inc.; President and
                                   Chief Executive Officer,
                                   Blairlogie International LLC;
                                   Trustee, Alleghany Asset
                                   Management Foundation

 Edward S.        Director         Managing Director, Chase Franklin
  Bottum                           Corp.; Director, Alleghany Asset
                                   Management, Inc.; Corporate
                                   Director, Kellwood Corp.;
                                   Chairman, Learning Insights
                                   L.L.C.; Trustee, Pacific
                                   Innovations Funds; Director,
                                   PetMed Express.com, Inc.; Trustee,
                                   Underwriters Laboratories, Inc.;
                                   Senior Advisor, American
                                   International Group

 Ronald E.        Director         Director, Alleghany Asset
  Canakaris                        Management, Inc.; Director, Chief
                                   Executive Officer, and President,
                                   Montag & Caldwell, Inc.

 David B. Cuming  Director         Senior Vice President and Chief
                                   Financial Officer, Alleghany
                                   Corp.; Director of the following
                                   entities: Alleghany Asset
                                   Management, Inc., Montag &
                                   Caldwell, Inc., Blairlogie Capital
                                   Management

 Robert M. Hart   Director         Senior Vice President, General
                                   Counsel and Secretary, Alleghany
                                   Corp.; Director, Alleghany
                                   Properties, Inc.; Director,
                                   Sacramento Properties Holdings,
                                   Inc.; Director, Alleghany Asset
                                   Management, Inc.; Director,
                                   Alleghany Underwriting Holdings
                                   Ltd.

 Jefferson W.     Director         Vice President, Alleghany Corp.;
  Kirby                            Director, Alleghany Asset
                                   Management, Inc.; Director,
                                   Connecticut Surety Corp.;
                                   Director, Covenant Insurance
                                   Group; Director, Eldorado
                                   Bancshares, Inc.; Director,
                                   Sentius Corp.; Board Member, The
                                   F.M. Kirby Foundation, Inc.; Board
                                   Member, Lafayette College; Board
                                   Member, The National Football
                                   Foundation; Board Member, The Peck
                                   School; Director, Veredus Asset
                                   Management LLC; Director, TAMRO
                                   Capital Partners LLC

 Name             Title/Position   Other Business
 ----             --------------   --------------
 Solon P.         Director         Director, Alleghany Asset
  Patterson                        Management, Inc.; Director and
                                   Chairman, Montag and Caldwell,
                                   Inc.; Director, The Georgia
                                   Chamber of Commerce; Board Member
                                   of Governors of the Investment
                                   Counsel Association of America

 Robert E. Riley  Director         President and Chief Executive
                                   Officer, Joseph P. Kennedy
                                   Enterprises, Inc.; Director, John
                                   F. Kennedy Library Foundation;
                                   Director, Alleghany Asset
                                   Management, Inc.; Associate
                                   Trustee, Holy Cross College;
                                   Overseer, Beth Israel Deaconess
                                   Medical Center; Overseer, Tufts
                                   Medical School

 Richard P. Toft  Director         Director and Chairman, Alleghany
                                   Asset Management, Inc.; Director,
                                   Peoples Energy Corp.; Director,
                                   Fidelity National Financial, Inc.

 Seymour A.       Treasurer        Vice President and Treasurer,
  Newman                           Alleghany Asset Management, Inc.;
                                   Senior Vice President and
                                   Treasurer, The Chicago Trust
                                   Company; Director, Chief Financial
                                   Officer and Treasurer, Chicago
                                   Deferred Exchange Corporation;
                                   Director, Vice President, Chief
                                   Financial Officer, Secretary and
                                   Treasurer, The Chicago Trust
                                   Company of California; Director,
                                   Vice President, Chief Financial
                                   Officer, Secretary and Treasurer,
                                   Chicago Deferred Exchange
                                   Corporation of California;
                                   Treasurer and Secretary, Alleghany
                                   Investment Services Inc.;
                                   Assistant Treasurer, Montag &
                                   Caldwell, Inc.; Senior Vice
                                   President, Chief Financial Officer
                                   and Treasurer, Blairlogie
                                   International LLC; Treasurer,
                                   TAMRO Capital Partners, LLC

 David L. Nyberg  Secretary        Secretary, Chicago Capital
                                   Management, Inc.

Montag & Caldwell

 Name             Title/Position   Other Business
 ----             --------------   --------------
 Stuart D.        Director         See description under Chicago
  Bilton                           Trust above

 Ronald E.        Director, Chief  See description under Chicago
  Canakaris       Executive        Trust above
                  Officer,
                  President

 David B. Cuming  Director         See description under Chicago
                                   Trust above

 Solon P.         Director         See description under Chicago
  Patterson                        Trust above

 David F. Seng    Director         Retired from Montag & Caldwell,
                                   Inc.

 Elizabeth C.     Secretary
  Chester

 Brian W. Stahl   Treasurer

Veredus

 Name             Title/Position        Other Business
 ----             --------------        --------------
 Stuart D.         Director             See description under Chicago
  Bilton                                Trust above

 B. Anthony        Director, President
  Weber

 Charles P.        Director, Executive
  McCurdy, Jr.     Vice President

 James R.          Director,
  Jenkins          Treasurer,
                   Secretary

 Jefferson W.      Director             See description under Chicago
  Kirby                                 Trust above

Blairlogie

 Name             Title/Position        Other Business
 ----             --------------        --------------
 Gavin R. Dobson   Director, Chief
                   Executive Officer

 James G.S.        Director
  Smith

 Robert M.         Director             Executive Vice President,
  Boyles                                Alleghany Asset Management, Inc.;
                                        Director, TAMRO Capital Partners
                                        LLC; President, Chicago Capital
                                        Management, Inc.

 David B. Cuming   Director             See description under Chicago
                                        Trust above

TAMRO

 Name             Title/Position        Other Business
 ----             --------------        --------------
 Ronald A.         Director, Chief
  Marsilia         Executive Officer

 Philip D. Tasho   Director

 Stuart D.         Director             See description under Chicago
  Bilton                                Trust above

 Robert M.         Director             See description under Blairlogie
  Boyles                                above

 Jefferson W.      Director             See description under Chicago
  Kirby                                 Trust above

 Seymour A.        Treasurer            See description under Chicago
  Newman                                Trust above

Talon

 Name             Title/Position        Other Business
 ----             --------------        --------------
 Terry D.         Director, Chairman
  Diamond

 Alan R. Wilson   Director, President

 Barbara L.       Treasurer
  Rumminger

 Sophia A.        Secretary
  Erskine

Chicago Capital

 Name             Title/Position   Other Business
 ----             --------------   --------------
 Stuart D.        Chairman         See description under Chicago
  Bilton                           Trust above

 Robert M.        President        See description under Blairlogie
  Boyles                           above

 Seymour A.       Treasurer,       See description under Chicago
  Newman          Executive Vice   Trust above
                  President

 Frederick W.     Director,        Senior Vice President, The Chicago
  Engimann        Executive Vice   Trust Company
                  President

 Patricia A.      Director,        Senior Vice President, The Chicago
  Falkowski       Executive Vice   Trust Company
                  President

 Bernard F.       Director,        Senior Vice President, The Chicago
  Myszkowski      Executive Vice   Trust Company
                  President

 Carla Straeten   Director,        Senior Vice President, The Chicago
  Vorhees         Executive Vice   Trust Company
                  President

 David L. Nyberg  Secretary        Secretary, The Chicago Trust
                                   Company

    Stuart D. Bilton, Chairman and Trustee of the Company, acts as Director and Officer of a number of Advisers and Subadvisers, as described above. Kenneth C. Anderson, President (Chief Operating Officer) of the Company, is also a Senior Vice President of Chicago Trust. Gerald F. Dillenburg, Vice President, Secretary and Treasurer (Chief Financial Officer and Compliance Officer) of the Company is also a Vice President of Chicago Trust and Senior Vice President of Chicago Capital. Debra Reams, Vice President of the Company, is also a Vice President of Montag & Caldwell.

                                EXHIBIT E

                     COMPARABLE INVESTMENT COMPANIES

                          ADVISED BY THE ADVISER

    The following are investment companies with investment objectives similar to a Fund, for whom an Adviser provides advisory services:

                                                                   Sub-Advisory
                                                    Total Net      Compensation
                                                  Assets as of  on an Annual Basis
                                                   October 31,     Based on the
                                 Name of              2000       Value of Average
       Sub-Adviser          Investment Company    (in Millions)  Daily Net Assets
       -----------       ------------------------ ------------- ------------------
 Montag & Caldwell, Inc. Enterprise Growth Fund                   0.30% less than
                                                      2,118       $100 million
                                                                  0.25% greater
                                                                  than or equal
                                                                  to $100 million
                                                                  or less
                                                                  than $200
                                                                  million
                                                                  0.20% $200
                                                                  million or
                                                                  greater
 Montag & Caldwell, Inc. Enterprise Balanced Fund                 0.30% less than
                                                         14       $100 million
                                                                  0.25% greater
                                                                  than or equal
                                                                  to $100 million
                                                                  or less than
                                                                  $200 million
                                                                  0.20% $200
                                                                  million or
                                                                  greater
 Montag & Caldwell, Inc. Accumulation Trust             308       0.30% less than
                         Growth Fund                              $1 billion
                                                                  0.20% $1
                                                                  billion or
                                                                  greater
 Montag & Caldwell, Inc. Accumulation Trust              16       0.30% less than
                         Balanced Fund                            $100 million
                                                                  0.25% greater
                                                                  than or equal
                                                                  to $100 million
                                                                  or less than
                                                                  $200 million
                                                                  0.20% $200
                                                                  million or
                                                                  greater
 Montag & Caldwell, Inc. Vision Large Cap                 7       0.50% less than
                         Growth Fund                              $50 million
                                                                  0.40% greater
                                                                  than or equal
                                                                  to $50 million
                                                                  or less than
                                                                  $100 million
                                                                  0.30% greater
                                                                  than or equal
                                                                  to $100 million
                                                                  or less than
                                                                  $200 million
                                                                  0.20% $200
                                                                  million or
                                                                  greater
 Montag & Caldwell, Inc. Diversified Investors        1,318       0.30% less than
                         Equity Growth Fund                       $100 million
                                                                  0.25% greater
                                                                  than or equal
                                                                  to $100 million
                                                                  or less than
                                                                  $200 million
                                                                  0.20% $200
                                                                  million or
                                                                  greater
 Blairlogie Capital      Pimco International Fund       114       0.40%

                                EXHIBIT F

                 FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT
                                    between
                           THE CHICAGO TRUST COMPANY
                                      and

                    --------------------------------------

    SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this     day of
            , 2001, by and between The Chicago Trust Company (hereinafter referred to as the "Investment Advisor") and (hereinafter referred to as the "Sub-Advisor"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                  WITNESSETH:

    WHEREAS, the Investment Advisor wishes to enter into a contract with the Sub-Advisor to render the Investment Advisor the following services:

    Provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments regarding
assets of the Alleghany/Chicago Trust             Fund (hereinafter referred
to as the "Fund"; the Fund is a series of the Alleghany Funds, hereinafter referred to as the "Trust"), subject to oversight by the Board of Trustees of the Trust and the supervision of the Investment Advisor.

    NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

      1. As compensation for the services enumerated herein, the Investment Advisor will pay the Sub-Advisor a fee, which shall be calculated monthly and payable monthly, as set forth in Schedule A hereto.

    If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Sub-Advisor's compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

      2. This Agreement shall become effective as of the date first above written, subject to the approval of the Trustees of the Trust in accordance with the provisions of the Investment Company Act of 1940 (the "Act"). The Investment Advisor will promptly advise the Sub-Advisor as to the giving of such approval. The Investment Advisor represents that it is the investment advisor of the Fund, with the authority as such to enter into this Agreement.

      3. This Agreement shall continue for a period ending one year from its effective date. It may be renewed thereafter by the Investment Advisor and the Sub-Advisor for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Advisory Agreement ("Investment Advisory Agreement") relating to the Fund between the Trust and the Investment Advisor (accompanied by simultaneous notice to the Sub-Advisor) or upon sixty days' written notice by the Trust to the Sub-Advisor that the Trustees of the Trust or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, have terminated the Investment Advisory Agreement. This Agreement may also be terminated by the Sub-Advisor without penalty upon sixty days' written notice to Investment Advisor and the Trust.

    This Agreement shall terminate automatically in the event of its assignment or (upon notice thereof to the Sub-Advisor) the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund as required by the Act (in each case as the term "assignment" is defined in Section 2(a)(4) of the Act).

      4. Subject to the supervision of the Board of Trustees of the Trust and the Investment Advisor, the Sub-Advisor will provide an investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund, and will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Advisor will provide the services under this Agreement in accordance with the Fund's investment objective policies and restrictions as stated in the Prospectus (as used herein this term includes the related Statement of Additional Information). The Sub-Advisor further agrees that it:

        a. will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal or State agencies which now have or in the future will have jurisdiction over its activities;

        b. will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for the Fund, provided that the Sub-Advisor will not pay for or provide a credit with respect to any research provided to it in accordance with Section 4(c);

        c. will place orders pursuant to its investment determinations for the Fund either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Sub-Advisor will attempt to obtain the best overall price and the most favorable execution of its orders, except as provided below. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor has been advised by the Investment Advisor that the Trust has authorized the Investment Advisor to authorize the Sub-Advisor, in its discretion, to purchase and sell securities to and from brokers and dealers who promote the sale of Fund shares and the Investment Advisor hereby so authorizes the Sub-Advisor. In no instance will securities be purchased from or sold to the Sub-Advisor or any affiliated person of the Sub-Advisor as principal. Notwithstanding the foregoing sentence, the Sub-Advisor may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Trustees of the Fund. Subject to policies established by the Board of Trustees of the Trust and communicated to the Sub-Advisor, it is understood that the Sub-Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Investment Advisor or the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

        d. will review the daily valuation of securities owned by the Fund as obtained on a daily basis by the Fund's administrator and furnished by it to Sub-Advisor, and will promptly notify the Trust and the Investment Advisor if the Sub-Advisor believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Sub-Advisor is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities.

        e. will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Investment Advisor if requested to do so by the Trust and/or the Investment Advisor.

        f. maintain books and records with respect to the securities transactions for the Fund, furnish to the Investment Advisor and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Advisor all of the Sub-Advisor's reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

      5. Sub-Advisor agrees with respect to the services provided to the Fund that it:

        a. will telecopy trade information to                    , on the
    first business day following the day of the trade and cause broker confirmations to be sent directly to the Investment Advisor; and

        b. will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Sub-Advisor is advised by counsel that the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

      6. In compliance with the requirements of Rule 31a-3 under the Act, Sub-Advisor acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided, that Sub-Advisor may retain copies thereof at its own expense. Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act relating to transactions placed by Sub-Advisor for the Fund.

      7. It is expressly understood and agreed that the services to be rendered by the Sub-Advisor to the Investment Advisor under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Advisor shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby.

      8. The Investment Advisor agrees that it will furnish currently to the Sub-Advisor all information with reference to the Fund and the Trust that is reasonably necessary to permit the Sub-Advisor to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Advisor will furnish to Sub-Advisor procedures consistent with the Trust's contract with the Fund's custodian from time to time (the "Custodian"), and reasonably satisfactory to Sub-Advisor, for consummation of portfolio transactions for the Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Sub-Advisor shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Sub-Advisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

      9. The Sub-Advisor and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Advisor or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Sub-Advisor of its duties under this agreement except that nothing herein contained shall be construed to protect the Sub-Advisor against any liability by reason of the Sub-Advisor's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

      10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

      11. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved in accordance with the Act.

      12. Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

        To the Investment Advisor at:               The Chicago Trust Company
                                                    171 North Clark Street
                                                    Chicago, Illinois 60601
                                                    Attn: Stuart D. Bilton
                                                    Facsimile: (312) 223-5143

        To the Sub-Advisor at:


                                                    Attn:
                                                    Facsimile:

        To the Fund or the Trust at:                The Alleghany Funds
                                                    171 North Clark Street
                                                    Chicago, Illinois 60601
                                                    Attn: Gerald F. Dillenburg
                                                    Facsimile: (312) 223-5608

        With copies to:                             ---------------------------
                                                    ---------------------------
                                                    ---------------------------
                                                    ---------------------------

  or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ATTEST:                                  THE CHICAGO TRUST COMPANY

--------------------------------------   By: __________________________________

ATTEST:

--------------------------------------   By: __________________________________

                                  APPENDIX 1

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares outstanding for each Fund as of the Record Date.

                                                                                      Total Fund
  Name of Fund                                       Class N Shares  Class I Shares     Shares
  ------------                                       --------------  --------------   ----------
  Alleghany/Chicago Trust Balanced Fund               22,601,871.181      N/A        22,601,871.181

  Alleghany/Chicago Trust Bond Fund                   11,577,721.460  5,065,607.057  16,643,328.517

  Alleghany/Chicago Trust Growth & Income Fund        17,820,599.615  1,644,282.451  19,464,882.066

  Alleghany/Chicago Trust Money Market Fund          406,458,831.510      N/A       406,458,831.510

  Alleghany/Chicago Trust Municipal Bond Fund          1,969,413.966      N/A         1,969,413.966

  Alleghany/Chicago Trust Small Cap Value Fund         4,418,946.006      N/A         4,418,946.006

  Alleghany/Chicago Trust Talon Fund                   1,421,441.786      N/A         1,421,441.786

  Alleghany/Montag & Caldwell Balanced Fund            8,545,371.684  9,239,150.551  17,784,522.235

  Alleghany/Montag & Caldwell Growth Fund             41,864,379.638 42,009,718.789  83,874,098.427

  Alleghany/Blairlogie Emerging Markets Fund             185,277.412  1,166,776.702   1,352,054.114

  Alleghany/Blairlogie International Developed Fund      532,227.947  3,292,262.280   3,824,490.227

  Alleghany/Veredus Aggressive Growth Fund             7,999,889.088      N/A         7,999,889.088

  Alleghany/Veredus SciTech Fund                         292,303.958      N/A           292,303.958

  Alleghany/TAMRO Large Cap Value Fund                   195,413.836      N/A           195,413.836

  Alleghany/TAMRO Small Cap Fund                          97,268.956      N/A            97,268.956

                                  APPENDIX 2

                BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES
                            (As of the Record Date)

Alleghany/Chicago Trust Balanced Fund

Shareholders                   Shares Owned  Percentage Owned
------------                  -------------- ----------------
Stetson & Co.*                12,961,609.283      57.35%
c/o M&I Trust Co.
P.O. Box 2977
Milwaukee, WI 53201

Miter & Co.*                   7,228,544.922      31.98%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

Alleghany/Chicago Trust Bond Fund--Class N

Shareholders                   Shares Owned  Percentage Owned
------------                  -------------- ----------------
Stetson & Co.*                 5,573,207.187      48.14%
c/o M&I Trust Co.
P.O. Box 2966
Milwaukee, WI 53201

Miter & Co.*                   2,768,986.773      23.92%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

Alleghany/Chicago Trust Bond Fund--Class I

Shareholders                   Shares Owned  Percentage Owned
------------                  -------------- ----------------
Miter & Co.*                   2,330,054.209      46.00%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977

Davis & Company*               2,125,133.210      41.95%
ATTN Marshall & Ilsley Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977

-----------

*Alleghany or one of its affiliates, in its capacity as trustee of retirement plans or other trusts, has discretion to vote a certain number of such shares. Alleghany, however, intends to use an independent third party to determine how to vote such shares.

Stetson & Co.*                         610,419.638      12.05%
c/o M&I Trust Co.
P.O. Box 2966
Milwaukee, WI 53201

Alleghany/Chicago Trust Growth & Income Fund--Class N

Shareholders                         Shares Owned  Percentage Owned
------------                        -------------- ----------------
Stetson & Co.*                       7,692,737.623      43.17%
c/o M&I Trust Co.
P.O. Box 2977
Milwaukee, WI 53201

Miter & Co.*                         5,159,331.351      28.95%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

Charles Schwab & Co. Inc.            1,591,785.156       8.93%
Special Custody Account
For Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Alleghany/Chicago Trust Growth & Income Fund--Class I

Shareholders                         Shares Owned  Percentage Owned
------------                        -------------- ----------------
Stetson & Co.*                       1,325,567.859      80.62%
c/o M&I Trust Co.
P.O. Box 2966
Milwaukee, WI 53201

Davis & Company*                       238,526.202      14.51%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977

Alleghany/Chicago Trust Money Market Fund

Shareholders                         Shares Owned  Percentage Owned
------------                        -------------- ----------------
Davis & Company*                    356,378,841.13      87.68%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

-----------

*Alleghany or one of its affiliates, in its capacity as trustee of retirement plans or other trusts, has discretion to vote a certain number of such shares. Alleghany, however, intends to use an independent third party to determine how to vote such shares.

Alleghany/Chicago Trust Municipal Bond Fund

Shareholders                         Shares Owned Percentage Owned
------------                         ------------ ----------------
Davis & Company*                     1,423,172.66      72.26%
Attn: Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

The Chicago Trust Co. of California   173,089.390       8.79%
Omnibus Cash Sweep Account
P.O. Box 121589
San Diego, CA 92112-1589

Stuart D. Bilton                      122,632.038       6.23%
and Bette E. Bilton
JT Ten
171 North Clark Street
Chicago, IL 60601

Alleghany/Chicago Trust Small Cap Value Fund

Shareholders                        Shares Owned  Percentage Owned
------------                        ------------- ----------------
Miter & Co.*                        2,740,390.947      62.01%
M&I Trust Co/Outsourcing
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI 53202-2977

Stetson & Co.*                        605,624.728      13.71%
c/o M&I Trust Co.
P.O. Box 2977
Milwaukee, WI 53201

Charles Schwab & Co., Inc.            415,496.468       9.40%
Special Custody Account
For Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Davis & Company*                      352,402.208       7.97%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977


-----------

*Alleghany or one of its affiliates, in its capacity as trustee of retirement plans or other trusts, has discretion to vote a certain number of such shares. Alleghany, however, intends to use an independent third party to determine how to vote such shares.

Alleghany/Chicago Trust Talon Fund

Shareholders                        Shares Owned  Percentage Owned
------------                        ------------- ----------------
National Investor Services Corp.      227,052.338      15.97%
For the Exclusive Benefit
of Our Customers
55 Water St. 32nd Floor
New York, NY 10041-3299

Stetson & Co.                         118,448.737       8.33%
c/o M&I Trust Co.
P.O. Box 2966
Milwaukee, WI 53201

Alleghany/Montag & Caldwell Balanced Fund--Class N

Shareholders                        Shares Owned  Percentage Owned
------------                        ------------- ----------------
Stetson & Co.                       5,055,365.001      59.16%
c/o M&I Trust Co
P.O. Box 2977
Milwaukee, WI 53201

Montag & Caldwell Balanced Fund--Class I

Shareholders                        Shares Owned  Percentage Owned
------------                        ------------- ----------------
Wells Fargo Bank Minnesota NA Cust  2,784,356.500      30.14%
For Pacificare Health Systems
401 (k) Plan A/C #4300103020
510 Marquette Ave South
Minneapolis, MN 55479

Wilmington Trust Co Cust            1,406,081.769      15.22%
FBO Pricewaterhouse Coopers LLP
Empl-Partners Svgs. A/C #50084-7
c/o Mutual Funds P.O. Box 8971
Wilmington, DE 19899-8971

American Express Trust Company        644,953.648       6.98%
FBO American EX TR RET
Services
U/A DTD 1/1/98
Attn: Chris Hunt N10/996
P.O. Box 534
Minneapolis, MN 55422

Stetson & Co.*                        614,043.690       6.65%
c/o M&I Trust Co.
P.O. Box 2977
Milwaukee, WI 53201

-----------

*Alleghany or one of its affiliates, in its capacity as trustee of retirement plans or other trusts, has discretion to vote a certain number of such shares. Alleghany, however, intends to use an independent third party to determine how to vote such shares.

BNY Western Trust Company CUS            553,395.683       5.99%
Columbia River Logscalers Pension
Two Union Square Ste 520
601 Union Street
Seattle, WA 98121-2321

Branch Banking & Trust Co Cust           548,982.413       5.94%
SE Regional-Montag & Caldwell
P.O. Box 2887
Wilson, NC 27894-2887

Mercantile Safe Deposit & Trust Cust     515,771.595       5.58%
FBO Calvert School A/C 1166008
766 Old Hammonds Ferry Rd.
Linthicum, MD 21090

Alleghany/Montag & Caldwell Growth Fund--Class N

Shareholders                           Shares Owned  Percentage Owned
------------                          -------------- ----------------
Charles Schwab & Co., Inc.            10,748,264.503      25.67%
Special Custody Account
For Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Stetson & Co.                          7,802,616.085      18.64%
c/o M&I Trust Co.
P.O. Box 2977
Milwaukee, WI 53201

Montag & Caldwell Growth Fund--Class I

Shareholders                           Shares Owned  Percentage Owned
------------                          -------------- ----------------
Miter & Co.*                           2,679,813.295       6.38%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

Bancorp South Bank                     2,196,740.742       5.23%
c/o Trust
P.O. Box 1605
Jackson, MS 39215-1605

-----------

*Alleghany or one of its affiliates, in its capacity as trustee of retirement plans or other trusts, has discretion to vote a certain number of such shares. Alleghany, however, intends to use an independent third party to determine how to vote such shares.

Alleghany/Blairlogie Emerging Markets Fund--Class N

Shareholders                              Shares Owned Percentage Owned
------------                              ------------ ----------------
Miter & Co.*                               93,093.111       50.25%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977

Davis & Company*                           30,954.078       16.71%
Attn Marshall & Ilsley Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53201-2977

Alleghany/Blairlogie Emerging Markets Fund--Class I

Shareholders                              Shares Owned Percentage Owned
------------                              ------------ ----------------
Pacific Life Insurance Co.                389,911.996       33.42%
Employees Retirement Plan Trust
Attn Iwona Scibisz
700 Newport Center Drive
Newport Beach, CA 92660-6307

Charles Schwab & Co. Inc.                 369,533.399       31.67%
Attn Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104

California Race Track Association          88,296.944        7.57%
P.O. Box 67
La Verne, CA 91750-0067

Vincent W Foglia &                         86,748,143        7.43%
Patricia A Foglia JTWROS
51 Hillburn Ln
N Barrington, IL 60010-6925

CMTA-GMPP & Allied Workers Pension Trust   61,535.641        5.27%
c/o Associated Third Party
Administrator
1640 S. Loop Rd.
Alameda, CA 94502

-----------

*Alleghany or one of its affiliates, in its capacity as trustee of retirement plans or other trusts, has discretion to vote a certain number of such shares. Alleghany, however, intends to use an independent third party to determine how to vote such shares.

Proxy                                                                      Proxy
                                  [Fund Name]
                          A Series of Alleghany Funds
        Special Meeting of Shareholders to be held on January 17, 2001


THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA M. HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF THE FUNDS OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 4, 2000, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 2:00 P.M. ON JANUARY 17, 2001 AT THE OFFICES OF THE COMPANY, 171 NORTH CLARK STREET, 28TH FLOOR, CHICAGO, ILLINOIS 60601 AND ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER: 999 9999 9999 999

Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


Signature


Signature of joint owner if any
               , 2000

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR all proposals.

                    Please vote by filling in the box(es)

1.   To approve a new investment advisory agreement for the Fund.


              [_] Approve        [_] Disapprove        [_] Abstain


2.   To approve a new sub-investment advisory agreement for the Fund.


              [_] Approve        [_] Disapprove        [_] Abstain

      IMPORTANT: Please sign and date on the reverse side before mailing